Exhibit 10.29

AMENDMENT NO. 1 TO TRADEMARK COLLATERAL ASSIGNMENT AND

SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (this “Amendment”), dated as of March 29, 2011 is entered into between GREGG APPLIANCES, INC., an Indiana corporation (“Debtor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor in interest to Wachovia Bank, National Association successor in interest to Congress Financial Corporation (Central)), in its capacity as Secured party for Lenders (“Secured Party”).

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Trademark Collateral Assignment and Security Agreement dated as of February 3, 2005 (as amended, modified or supplemented from time to time, the “Existing Trademark Agreement”) which was filed with the United States Patent and Trademark Office on March 23, 2005, at Reel 3138, Frame 0741. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Existing Trademark Agreement.

WHEREAS, Debtor desires to amend the Existing Trademark Agreement to reflect the addition of the Trademarks listed on Exhibit A attached hereto.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. Amendment to Existing Trademark Agreement. “Exhibit A to Trademark Collateral Assignment and Security Agreement” appended to the Existing Trademark Agreement is hereby amended by adding the Trademarks listed on Exhibit A attached hereto.

2. No Waiver. Secured Party and Debtor agree that the amendment set forth in Section 1 hereof shall be limited precisely as written and except as expressly set forth in Section 1 of this Amendment, shall not be deemed to be a consent to any waiver or modification of any other term or condition of the Existing Trademark Agreement or any other Loan Document.

3. Representations. Debtor hereby represents and warrants to Secured Party that this Amendment is a legal, valid, and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4. Miscellaneous.

(i) Section headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment. This Amendment may be authenticated by manual signature, facsimile or other electronic means, all of which shall be equally valid.

(ii) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

(iii) This Amendment shall be a contract made under and governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

(iv) All obligations of Debtor and rights of Secured Party that are expressed herein, shall be in addition to and not in limitation of those provided by applicable law.

(v) Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(vi) This Amendment shall be binding upon Debtor and Secured Party and their respective successors and assigns, and shall inure to the benefit of Debtor and Secured Party and the successors and assigns of Secured Party.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREGG APPLIANCES, INC.

By:	/s/ Jeremy J. Aguilar
Name:	Jeremy J. Aguilar
Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Secured Party

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Trademark Collateral Assignment and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREGG APPLIANCES, INC.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Secured Party

By:	/s/ Jason B Searle
Name:	Jason B Searle
Title:	Director

[Signature Page to Amendment No. 1 to Trademark Collateral Assignment and Security Agreement]

EXHIBIT A

to

Amendment to Trademark Security Agreement

Trademark	Registration Number	Registration Date
EXTRAORDINARY APPLIANCES FOR THE HEART OF YOUR HOME	3,307,127	10/9/07
WEBSTOCK	3,520,019	10/21/08
	3,530,456	11/11/08
HHGREGG	3,520,020	10/21/08
	3,530,455	11/11/08
FINE LINES	3,546,276	12/16/08
FINE POINTS	3,520,018	10/21/08
	3,530,454	11/11/08
	3,633,848	6/9/09
HHGREEN	3,613,710	4/28/09
GIVING YOU THE POWER TO GO GREEN	3,613,720	4/28/09
hhgold	3,860,068	10/12/10